Supplement dated May 19, 2010
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2010

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

Make the following changes in the fund summaries.

EQUITY INCOME ACCOUNT
Add the following under the Sub-Advisor(s) and Portfolio Manager(s) heading:
. Daniel R. Coleman (since 2010), Head of Equities, Portfolio Manager
Delete the information regarding Joseph T. Suty.

MANAGEMENT OF THE FUNDS
In the section for Edge Asset Management, Inc., add the following information:

Daniel R. Coleman joined Edge in 2001 and has held various investment management roles on the equity team, including Portfolio Manager and some senior management roles. He earned a bachelor's degree in finance from the University of Washington and an M.B.A. from New York University.

Delete the references to Joseph T. Suty.